UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2017

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As noted in Item 5.02 below, on Monday, December 25, 2017, Ronald W. Readmond, an independent member of Landmark Infrastructure Partners LP’s (the “Partnership”) general partner’s Board of Directors (the “Board of Directors”), passed away. Mr. Readmond was one of the three members of the Audit Committee of the Board of Directors. As a consequence of Mr. Readmond’s passing, the Partnership became out of compliance with NASDAQ Listing Rule 5605(c)(2), which requires that NASDAQ listed companies have an audit committee made up of at least three independent directors.  On December 26, 2017, the Partnership advised The NASDAQ Stock Market LLC (“NASDAQ”) of Mr. Readmond’s passing, its consequences with regard to compliance with NASDAQ Listing Rule 5605(c)(2) and the Partnership’s intention to regain compliance with NASDAQ Listing Rule 5605(c)(2) in a timely manner.

On December 27, 2017, the Partnership received a response letter from the NASDAQ confirming that, based on the passing of Mr. Readmond, the Partnership was no longer in compliance with NASDAQ Listing Rule 5605(c)(2). The notification has no immediate effect on the listing of the Partnership’s common and preferred units on NASDAQ.

In accordance with NASDAQ Listing Rule 5605(c)(4) and as stated in the response letter the Partnership received from NASDAQ, the Partnership has an automatic cure period in order to regain compliance with NASDAQ Listing Rule 5605(c)(2). The Board of Directors intends to identify candidates to replace Mr. Readmond and appoint a new independent director who satisfies the applicable requirements of the NASDAQ Listing Rules to serve on the Board of Directors and the Audit Committee prior to the expiration of the cure period.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)     On December 25, 2017, Ronald W. Readmond, an independent member of the Partnership’s general partner board of directors, passed away.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC,
its general partner

Dated: December 28, 2017	By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer